McElhenny Sheffield Managed Risk ETF
Schedule of Investments
July 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
Precious Metals - 10.0%
iShares Gold Strategy ETF (a)	101,859	$6,536,455

U.S. Equity, Aerospace & Defense - 15.6%
iShares U.S. Aerospace & Defense ETF	70,786	10,135,139

U.S. Equity, Communications - 14.4%
Communication Services Select Sector SPDR Fund	109,092	9,359,003

U.S. Equity, Utilities - 20.8%
Utilities Select Sector SPDR Fund	186,401	13,568,129

U.S. Treasury Bonds - 38.9%
iShares U.S. Treasury Bond ETF (b)	1,103,435	25,390,039
TOTAL EXCHANGE TRADED FUNDS (Cost $62,939,839)		64,988,765

SHORT-TERM INVESTMENTS - 0.4%	Shares
Money Market Funds - 0.4%
First American Treasury Obligations Fund - Class X, 5.20% (c)	257,593	257,593
TOTAL SHORT-TERM INVESTMENTS (Cost $257,593)		257,593

TOTAL INVESTMENTS - 100.1% (Cost $63,197,432)		65,246,358
Liabilities in Excess of Other Assets - (0.1)%		(44,834)
NET ASSETS - 100.0%		$65,201,524

Percentages are stated as a percent of net assets.
The Fund’s security classifications are defined by the Fund Adviser.

(a) (b) (c)
Affiliated Exchange Traded Fund during the period.
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

McElhenny Sheffield Managed Risk ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$64,988,765	$–	$–	$64,988,765
Money Market Funds	257,593	–	–	257,593
Total Investments	$65,246,358	$–	$–	$65,246,358

Refer to the Schedule of Investments for further disaggregation of investment categories.

Transactions With Affiliated Securities

Investments in issuers considered to be affiliate(s) of the Funds during the period ended July 31, 2024 for purposes of Section 2(a)(3) of the 1940 Act were as follows:

McElhenny Sheffield Managed Risk ETF
					Change in
					Unrealized
	Value at	Purchases	Proceeds	Net Realized	Appreciation	Value at
Affiliated Issuer	10/31/2023	at Cost	from Sales	Gain (Loss)	(Depreciation)	7/31/2024
iShares Gold Strategy ETF	$3,981,603	$11,292,662	$(8,633,359)	$(78,953)	$(25,498)	$6,536,455
	$3,981,603			$(78,953)	$(25,498)	$6,536,455